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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549
                              ___________________


                                  FORM 8-K



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):           August 16, 1995
                                                         ---------------------



                                FIRST BANCORP
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


       North Carolina              0-15572              56-1421916
 ---------------------------     ------------   -----------------------------
(State or Other Jurisdiction     (Commission         (I.R.S. Employer
      of Incorporation)          File Number)     Identification Number)


 341 North Main Street, Troy, North Carolina               27371-0508
 --------------------------------------------       ------------------------
   (Address of Principal Executive Offices)                (Zip Code)


(Registrant's telephone number, including area code)        (910)576-6171
                                                    ------------------------


                                Not Applicable
            -------------------------------------------------------
         (Former Name or Former Address, if changed since last report)


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                                    INDEX
                                FIRST BANCORP


                                                                         Page

Item 5 - Other Events                                                       3

Item 7 - Exhibits                                                           3

Signatures                                                                  4

Exhibit 99 (a) News Release dated August 16, 1995                           5

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Item 5 - Other Events

     (a) On August 16, 1995, the Registrant's banking subsidiary, First Bank, entered into a definitive agreement to purchase certain assets and assume certain liabilities of the Laurinburg, North Carolina and Rockingham, North Carolina branches of First Scotland Bank, Laurinburg, North Carolina. As of June 30, 1995, assets to be acquired and liabilities to be assumed related to these two branches were an estimated $17,074,000 and $15,925,000, respectively. The transaction is structured as a purchase of certain assets and assumption of certain liabilities with the purchase price to be determined by adding (i) the book value of net assets acquired, as of the closing date, and (ii) a $540,000 premium on the deposits assumed. The transaction is expected to close in the fourth quarter of 1995 and is subject to approval of First Scotland Bank's shareholders and the applicable regulatory authorities. The news of the signing of the definitive agreement was released on August 16, 1995, as evidenced by Exhibit 99(a) to this Form 8-K.

Item 7 - Exhibits

  99   Additional Exhibits
    (a)  News Release dated August 16, 1995



































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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             FIRST BANCORP

          August 30, 1995            BY:    James A. Gunter
          -------------------        -----------------------------
                                            James A. Gunter
                                               President
                                     (Principal Executive Officer),
                                         Treasurer and Director

          August 30, 1995            BY:    Anna G. Hollers
          -------------------        -----------------------------
                                            Anna G. Hollers
                                        Executive Vice President
                                             and Secretary

          August 30, 1995            BY:    Kirby A. Tyndall
          -------------------        -----------------------------
                                            Kirby A. Tyndall
                                         Senior Vice President
                                      and Chief Financial Officer